UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices)(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

ANNUAL REPORT

March 31, 2017

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

MARCH 31, 2017 (UNAUDITED)

Dear Fellow Shareholders,

During the fiscal year ending March 31, 2017, The Adirondack Small Cap Fund (ADKSX) generated returns of 22.39%.  Over the same period, its benchmark, the Russell 2000® Value Index (RUJ), increased 29.37%.  The top ten holdings represented 24.6% of Fund assets and the annual portfolio turnover stood at 38%.

During the past twelve months U.S. economic indicators continued to improve, leading the Fed to raise interest rates twice and indicate that future increases would be likely.  However, the biggest story during this last year was on the political front where we witnessed a surge in populist/protectionist sentiment both domestically and abroad. The first significant event reflecting such sentiment was the referendum vote approving the United Kingdom’s withdrawal from the European Union, or “Brexit”, in late June. Global markets reacted negatively to this surprise but managed to recover quickly. This event underscored people’s growing frustration with the status quo.  For the U.S., this sentiment carried through with the election of President Trump and Republicans taking control of Congress.  While there are many differing views on what the new administration can accomplish, the equity markets have declared this a decisive victory for business.  As such, many investors put on the most U.S. centric “risk-on” trade they could find, and small cap equities fit the bill.  Needing to put money quickly to work, investors flocked to passive vehicles like the iShares Russell 2000 Value Index (IWN).  We maintain a more tempered view of the overall market given our belief that “fast money” has driven valuations in some sectors to unsustainable levels.

Our underperformance relative to the index (RUJ) was due to conservative positioning throughout the year. In addition, our picks in Technology and Healthcare did not measure up to the strong performance posted by those sectors. Five industries (Banks, Household, Pharma/Biotech, Semiconductors and Materials), representing about one-third of the index, saw gains in excess of 40% as investors embraced risk. Being positioned more conservatively, the Fund was meaningfully underweight in all but one (Semiconductors) of those industries. As we have mentioned before, we invest in industries where our knowledge can give us an edge. While it might be tempting to chase bank and biotechnology stocks, we understand our limitations and are respectful of the analytical challenges those entities pose. As always, we invest for the long term and are confident that our measured approach to small cap investing will continue to bear fruit. Since inception, assuming reinvestment of dividends, ADKSX has outperformed its benchmark.

Going forward our sights are squarely set on allocating capital to sectors that have underperformed over the past 3 -5 years (namely Consumer Discretionary, Industrials, Energy and Materials) while looking to reduce or avoid exposure to highflying industries. As contrarians, we believe the most potential is found within industries out of favor with investors. For example, the Apparel/Retail industry is an area of focus for us as good companies are being thrown out with the bad ones. Amazon is clearly disrupting this field and is putting the less nimble brick and mortar retailers out of business. Equity valuations within this space are currently reflecting somewhat dire scenarios.  We, however, are

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

constructive on the space and are doing work on a group of attractively valued companies with solid financials. These companies have strong brands and highly regarded management teams that are making the necessary innovations to adapt and thrive in the evolving world of retail trade.

We are encouraged by improving domestic employment conditions and consumer sentiment, yet we remain cautious about decelerating loan growth and slightly weaker credit metrics at U.S. banks. As such, we have recently been focusing on companies with better access to capital markets and reducing exposure to those with less trading liquidity.

Thank you for your continued investment in The Adirondack Small Cap Fund.  For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com.  As always, please don’t hesitate to pick up the phone and call us at (518) 690-0470.

Sincerely,

Matt Reiner, CFA

         Greg Roeder, CFA

Portfolio Manager

         Portfolio Manager

mreiner@adirondackfunds.com

         groeder@adirondackfunds.com

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund’s gross annual operating expense ratio is 1.25%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2017, subject to termination by the Fund on 60 days’ written notice.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

MARCH 31, 2017 (UNAUDITED)

1.	Vonage Holdings Corp.	2.96%
2.	KCG Holdings, Inc.	2.96%
3.	Allscripts Healthcare Solutions, Inc.	2.57%
4.	Owens-Illinois, Inc.	2.52%
5.	MFA Financial, Inc.	2.46%
6.	FLY Leasing Ltd. ADR	2.36%
7.	Axcelis Technologies, Inc.	2.32%
8.	Sanmina Corp.	2.16%
9.	Vishay Intertechnology, Inc.	2.16%
10.	Invacare Corp.	2.15%

* Excludes Fund's Short-Term Investment positions.

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.

$33,000
$31,000
$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
Adirondack Small Cap Fund $30,929
Russell 2000 Index $26,532
Russell 2000 Value Index $24,678

Average Annual Total Returns (a) (for periods ended March 31, 2017)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	22.39%	3.98%	11.36%	8.40%	9.88%
Russell 2000 Index **	26.22%	7.22%	12.36%	7.12%	8.48%
Russell 2000 Value Index ***	29.37%	7.62%	12.55%	6.09%	7.83%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
19.04%
Utilities
1.55%
Basic Materials
1.56%
Cash Equivalent
8.35%
Communication Services
4.22%
Consumer Cyclical
20.26%
Consumer Defensive
0.93%
Energy
5.15%
Financial Services
19.03%
Healthcare
4.40%
Industrials
13.05%
Real Estate
2.46%

Sectors are categorized using Morningstar® classifications.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

Shares		Value

COMMON STOCKS - 87.85%

Accident & Health Insurance - 1.63%
224,996	CNO Financial Group, Inc. (1 Right per share, exp. 12/31/17)	$ 4,612,418

Air Transportation Scheduled - 1.39%
191,505	JetBlue Airways Corp. *	3,946,918

Aircraft & Parts - 1.06%
116,146	Triumph Group, Inc.	2,990,759

Aircraft Parts & Auxiliary Equipment - 0.67%
136,857	LMI Aerospace, Inc. *	1,885,889

Apparel & Other Finished Products of Fabrics & Similar Material - 0.40%
51,398	G-III Apparel Group, Ltd. *	1,125,102

Biotechnology Research & Products - 0.67%
320,359	Trinity Biotech Plc. ADR *	1,909,340

Cogeneration Services & Small Power Producers - 1.70%
307,318	Covanta Holding Corp.	4,824,893

Computer Processing & Data Preparation - 1.25%
3,019,060	IPASS, Inc. *	3,532,300

Computer Programming, Data Processing, Etc. - 1.16%
262,863	Autobytel, Inc. *	3,293,673

Crude Petroleum & Natural Gas - 2.11%
101,600	Carrizo Oil & Gas, Inc. *	2,911,856
752,175	Tetra Technologies, Inc.	3,061,352
		5,973,208
Deep Sea Foreign Transportation of Freight - 2.46%
299,319	Ardmore Shipping Corp. (Bermuda)	2,409,518
65,720	Seacor Holdings, Inc. *	4,547,167
		6,956,685

* Non-income producing securities during the period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares		Value

Electric Lighting & Wiring Equipment - 2.15%
325,663	LSI Industries, Inc.	$ 3,285,940
1,409,622	Orion Energy Systems, Inc. * #	2,791,052
		6,076,992
Electronic Components & Accessories - 3.49%
176,926	CTS Corp.	3,768,524
371,000	Vishay Intertechnology, Inc.	6,102,950
		9,871,474
Fabricated Plate Work (Boiler Shops) - 2.46%
664,598	Global Power Equipment Group, Inc. *	2,957,461
593,677	McDermott International, Inc. *	4,007,320
		6,964,781
Fire, Marine & Casualty Insurance - 0.66%
39,714	Selective Insurance Group, Inc.	1,872,515

Footwear (No Rubber) - 1.32%
149,238	Wolverine World Wide, Inc.	3,726,473

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 0.93%
480,617	JAKKS Pacific, Inc. *	2,643,393

Glass Containers - 2.52%
350,297	Owens-Illinois, Inc. *	7,139,053

Gold And Silver Ores - 0.74%
119,000	Pan American Silver Corp. (Canada)	2,084,880

Greeting Cards - 1.46%
159,410	CSS Industries, Inc.	4,131,907

Heavy Construction Other Than Building Construction - Contractors - 0.54%
164,895	Sterling Construction Co., Inc. *	1,525,279

Home Health Care - 0.13%
427,674	Hooper Holmes, Inc. *	358,177

Ice Cream & Frozen Desserts - 0.93%
133,997	Dean Foods Co.	2,634,381

* Non-income producing securities during the period.

# Affiliated company during the period ended March 31, 2017.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares		Value

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 0.20%
53,378	CECO Environmental Corp.	$ 561,003

Instruments for Measuring & Testing of Electricity & Electronic Signals - 1.55%
493,886	Xcerra Corp. *	4,390,647

Leisure Time -1.97%
503,103	Callaway Golf Corp.	5,569,350

Life Insurance - 3.18%
959,582	Genworth Financial, Inc. Class A *	3,953,478
16,591	National Western Life Group, Inc. Class A	5,046,319
		8,999,797
Meat Packing Plants - 2.04%
1,384	Seaboard Corp.	5,770,533

Medical & Dental Instruments & Supply - 1.44%
117,687	Owens & Minor, Inc.	4,071,970

Miscellaneous Chemical Products - 0.61%
84,115	Orion Engineered Carbons S.A. (Luxembourg)	1,724,357

Mortgage Bankers & Loan Correspondents - 1.55%
277,848	Nationstar Mortgage Holdings, Inc. *	4,378,884

Motor Vehicle Parts & Accessories - 1.86%
151,953	Dana Holding Corp.	2,934,212
74,153	Horizon Global Corp. *	1,029,244
72,428	Stoneridge, Inc. *	1,313,844
		5,277,300
Operative Builders - 1.65%
372,842	TRI Pointe Group, Inc. *	4,675,439

Ordnance & Accessories (No Vehicles/Guided Missiles) - 1.16%
159,199	Vista Outdoor, Inc. *	3,277,907

Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 2.15%
510,498	Invacare Corp.	6,074,926

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares		Value

Photographic Equipment & Supplies - 0.51%
125,019	Eastman Kodak Co. *	$ 1,437,718

Printed Circuit Boards - 2.16%
150,340	Sanmina Corp. *	6,103,804

Production Technology Equipment - 1.36%
554,417	Electro Scientific Industries, Inc. (1 Right per share, exp. 5/18/19) *	3,864,286

Pumps & Pumping Equipment - 0.20%
41,224	Ampco Pittsburgh Corp.	579,197

Radio & TV Broadcasting & Communications Equipment - 0.27%
304,762	SeaChange International, Inc. *	755,810

Retail-Apparel & Accessory Stores - 0.50%
154,697	Express, Inc. *	1,409,290

Retail-Auto Dealers & Gasoline Stations - 1.17%
543,217	TravelCenters of America LLC. *	3,313,624

Retail-Miscellaneous Shopping Goods Stores - 1.77%
1,071,977	Office Depot, Inc.	5,000,773

Savings Institution, Federally Chartered - 1.32%
238,506	Brookline Bancorp, Inc.	3,732,619

Security Brokers, Dealers, & Flotation Companies - 6.46%
318,273	Cowen Group, Inc. *	4,758,181
175,865	Greenhill & Co., Inc.	5,152,844
469,690	KCG Holdings, Inc. *	8,374,573
		18,285,598
Semiconductors & Related Devices - 0.66%
157,291	NeoPhotonics Corp. *	1,417,192
250,000	QuickLogic Corp. *	445,000
		1,862,192
Services-Computer Integrated Systems Design - 2.57%
574,033	Allscripts Healthcare Solutions, Inc. *	7,278,738

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares		Value

Services-Computer Processing & Data Preparations - 0.66%
149,052	Inovalon Holdings, Inc. Class A *	$ 1,878,055

Services-Computer Programming Services - 0.14%
80,060	RealNetworks, Inc. *	387,490

Services-Miscellaneous Equipment Rental & Leasing - 2.36%
508,655	FLY Leasing Ltd. ADR *	6,673,554

Services-Motion Picture & Video Tape Production - 0.71%
203,064	Gaia, Inc. Class A *	2,020,487

Special Industry Machinery - 2.76%
348,762	Axcelis Technologies, Inc. *	6,556,726
185,937	Manitex International, Inc. *	1,245,778
		7,802,504
Sporting & Athletic Goods, NEC - 1.93%
1,005,410	Black Diamond, Inc. *	5,479,484

Surety Insurance - 2.01%
561,400	MGIC Investment Corp. *	5,686,982

Telephone Communications (No Radio Telephone) - 2.96%
1,326,857	Vonage Holdings Corp. *	8,385,736

Title Insurance - 1.07%
68,433	Stewart Information Services, Corp.	3,023,370

Water Supply - 0.20%
104,576	Pure Cycle Corp. *	580,397

Wholesale - Groceries & General Line - 1.55%
184,200	Performance Food Group Co. *	4,383,960

Wholesale - Hardware - 0.15%
37,324	Wesco Aircraft Holdings, Inc. *	425,494

Women's, Misses', Children's & Infants' Undergarments - 1.21%
307,620	Guess, Inc.	3,429,963

TOTAL FOR COMMON STOCKS (Cost $206,315,445) - 87.85%		248,633,728

* Non-income producing securities during the period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares		Value

PREFERRED STOCK - 1.11%

Life Insurance - 1.11%
177,929	Phoenix Companies, Inc. 7.45% 1/15/32	$ 3,127,636
TOTAL FOR PREFERRED STOCK (Cost $3,655,852) - 1.11%		3,127,636

REAL ESTATE INVESTMENT TRUST - 2.46%
861,052	MFA Financial, Inc.	6,957,300
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $6,226,803) - 2.46%		6,957,300

SHORT-TERM INVESTMENT - 8.33%
23,578,793	Federated Treasury Obligation Fund - Institutional Shares 0.58% **	23,578,793
TOTAL SHORT-TERM INVESTMENT (Cost $23,578,793) - 8.33%		23,578,793

TOTAL INVESTMENTS (Cost $239,776,893) - 99.75%		282,297,457

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.25%		712,820

NET ASSETS - 100.00%		$283,010,277

** Variable rate security; the money market rate shown represents the yield at March 31, 2017.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

Assets:
Investments in Securities, at Value (Cost $239,776,893)	$ 282,297,457
Cash	13,000
Receivables:
Securities Sold	2,292,241
Dividends and Interest	424,234
Shareholder Subscriptions	128,619
Prepaid Expenses	21,485
Total Assets	285,177,036
Liabilities:
Securities Purchased	1,120,601
Shareholder Redemptions	730,725
Due to Advisor	276,909
Due to Trustees	1,117
Accrued Expenses	37,407
Total Liabilities	2,166,759

Net Assets	$ 283,010,277

Net Assets Consist of:
Paid In Capital	$ 221,769,922
Accumulated Net Investment Loss	(93,358)
Accumulated Realized Gain on Investments	18,813,149
Unrealized Appreciation in Value of Investments	42,520,564
Net Assets, for 12,514,720 Shares Outstanding	$ 283,010,277

Net Asset Value Per Share	$ 22.61

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Year Ending March 31, 2017

Investment Income:
Dividends (net of $1,011 of foreign tax withheld)	$ 2,881,366
Interest	344,407
Total Investment Income	3,225,773

Expenses:
Advisory	3,254,722
Transfer Agent	79,570
Legal	36,499
Custodian	35,369
Audit	18,919
Trustee	60,000
Chief Compliance Officer	27,495
Insurance	12,449
Registration and Filing Fees	47,234
Printing & Mailing	32,017
Miscellaneous Fees	3,620
Total Expenses	3,607,894

Net Investment Loss	(382,121)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	31,391,133
Net Change in Unrealized Appreciation on Investments	24,770,469
Realized and Unrealized Gain on Investments	56,161,602

Net Increase in Net Assets Resulting from Operations	$ 55,779,481

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2017	3/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (382,121)	$ (359,499)
Net Realized Gain (Loss) on Investments	31,391,133	(1,454,553)
Unrealized Appreciation (Depreciation) on Investments	24,770,469	(30,973,585)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,779,481	(32,787,637)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(8,908,562)	(9,779,942)
Total Dividends and Distributions Paid to Shareholders	(8,908,562)	(9,779,942)

Capital Share Transactions	(49,507,987)	63,225,495

Total Increase (Decrease) in Net Assets	(2,637,068)	20,657,916

Net Assets:
Beginning of Year	285,647,345	264,989,429

End of Year (Including Undistributed Net Investment Loss of
$(93,358) and $(41,273), respectively)	$283,010,277	$285,647,345

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Years Ended
	3/31/2017	3/31/2016	3/31/2015	3/31/2014	3/31/2013

Net Asset Value, at Beginning of Year	$ 19.05	$ 22.07	$ 22.94	$ 17.96	$ 15.74

Income From Investment Operations:
Net Investment Income (Loss) *	(0.03)	(0.03)	(0.02)	(0.05)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	4.30	(2.33)	0.63	5.98	2.24
Total from Investment Operations	4.27	(2.36)	0.61	5.93	2.26

Distributions:
Net Investment Income	-	-	-	-	(0.03)
Realized Gains	(0.71)	(0.66)	(1.48)	(0.95)	(0.01)
Total from Distributions	(0.71)	(0.66)	(1.48)	(0.95)	(0.04)

Proceeds from Redemption Fees †	-	-	-	-	-

Net Asset Value, at End of Year	$ 22.61	$ 19.05	$ 22.07	$ 22.94	$ 17.96

Total Return **	22.39%	(10.71)%	2.87%	33.17%	14.40%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 283,010	$ 285,647	$ 264,989	$ 284,176	$ 120,146
Ratio of Expenses to Average Net Assets
Before Waivers/Recapture	1.29%	1.32%	1.37%	1.38%	1.44%
After Waivers/Recapture	1.29%	1.32%	1.37%	1.41%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers/Recapture	(0.14)%	(0.13)%	(0.11)%	(0.20)%	0.17%
After Waivers/Recapture	(0.14)%	(0.13)%	(0.11)%	(0.23)%	0.14%
Portfolio Turnover	38.06%	32.02%	37.36%	32.97%	30.81%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

†  Amount less than $0.005 per share, redemption fees were eliminated for transactions beginning 8/1/2013.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the year ended March 31, 2017.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (March 31, 2014 through March 31, 2016) or expected to be taken in the Fund’s March 31, 2017 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Note 3. Security Valuations

Processes and Structure

The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

The Fund’s Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s Advisor (“Fair Value” Pricing), subject to review by the

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Board of Trustees.  The Fund’s Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2017:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 248,633,728	$ -	$ -	$ 248,633,728
Preferred Stocks *	-	3,127,636	-	3,127,636
Real Estate Investment Trust	6,957,300	-	-	6,957,300
Short-Term Investment	23,578,793	-	-	23,578,793
	$ 279,169,821	$ 3,127,636	$ -	$ 282,297,457

The Fund did not hold any Level 3 assets during the period ended March 31, 2017. The Fund did not hold any derivative instruments at any time during the period ended March 31, 2017.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

The table below shows the transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

Financial Instruments – Assets
Transfer out of Level 1**	Transfer into Level 2**

Preferred Stocks $(3,127,636)	$3,127,636

** Transferred from Level 1 to Level 2 due to the unavailable unadjusted quoted market price.

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Stephen Gonick and Louis Morizio are also shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund.  Prior to August 1, 2016, the monthly fee was based on an annual rate of 1.20% of the Fund’s average daily net assets.  Effective August 1, 2016, the monthly fee is based on an annual rate of 1.15% of the Fund’s average daily net assets.  Effective August 1, 2016 through August 1, 2017, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%.  The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  As of March 31, 2017, the Advisor did not have any fees or expenses remaining subject to recoupment.  For the year ended March 31, 2017, the Advisor earned advisory fees of $3,254,722.  As of March 31, 2017, the Fund owed the Advisor $276,909.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $15,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $221,769,922 as of March 31, 2017.  Transactions in capital for the years March 31, 2017 and 2016 were as follows:

	March 31, 2017		March 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	2,214,754	$ 46,055,277	6,414,301	$ 131,058,243
Shares reinvested	387,917	8,797,948	478,076	9,212,525
Shares redeemed	(5,083,382)	(104,361,212)	(3,901,134)	(77,045,273)
Net increase (decrease)	(2,480,711)	$(49,507,987)	2,991,243	$ 63,225,495

Note 7. Investment Transactions

For the year ended March 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $99,790,013 and $159,831,759, respectively.

Note 8. Affiliated Company – Holding of 5% Voting Securities

The company listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during part of the fiscal year ended March 31, 2017. Purchase and sale transactions and dividend income earned during the period on the security was as follows:

	Balance of Shares at March 31, 2016	Purchases/ Additions	Sales/ Reductions	Balance of Shares at March 31, 2017	Dividend Income	Value at March 31, 2017

Orion Energy Systems, Inc.	1,323,153	106,105	19,636	1,409,622	$ -	$ 2,791,052

The company was not an affiliate at March 31, 2017.

Note 9. Tax Matters

As of March 31, 2017, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Federal tax cost of investments, including short-term investments *	$240,895,896

Gross tax appreciation of investments	$ 59,584,931

Gross tax depreciation of investments	(18,183,370)

Net tax appreciation of investments	$ 41,401,561

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2017, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed Long-Term Capital Gain	$ 16,675,182
Undistributed Ordinary Income	3,256,970
Post December Ordinary Loss	(93,358)
Net Unrealized Appreciation of Investments	41,401,561
Total Distributable Earnings	$ 61,240,355

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to different book/tax treatment of short-term capital gains and due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2017 the Fund elected to defer net ordinary losses in the amount of $93,358.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended March 31, 2017 and 2016 were as follows:

	March 31, 2017	March 31, 2016
Ordinary Income	$ 260,814	$ 71,806
Long-term Gain	$ 8,647,748	$ 9,708,136

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Note 10.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 11. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of March 31, 2017, National Financial Service Corp., and Charles Schwab & Co., for the benefit of its customers, each owned approximately 46% and 32%, respectively, of the Fund.

Note 12. New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017.  Management is currently evaluating the impact the amendments will have on the Fund’s financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 19, 2017

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

  Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2016	March 31, 2017	October 1, 2016 to March 31, 2017

Actual	$1,000.00	$1,098.75	$6.65
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.60	$6.39

* Expenses are equal to the Fund's annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2017 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Age: 52	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Age: 49	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013. Home Builder and Developer, LDM Management Group Inc. from January 2007 to February 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Age: 53	Trustee since March 2005	1	Principal and General Manager of Operations, Ideal Wood Products since 2006.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Age: 53	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Age: 39	Secretary since 2011; Chief Compliance Officer since 2010	N/A

Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.  Business Manager, Northern Vermont Resource Conservation and Development Council, Inc. (non-profit) from April 2005 to December 2013.

Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Age: 51	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2017 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call (800) 732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

A copy of Registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2017

$ 15,500

FY 2016

$ 15,000

(b)

Audit-Related Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

(c)

Tax Fees

Registrant

FY 2017

$ 2,000

FY 2016

$ 2,200

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

FY 2017

$ 2,000 [tax fees]

FY 2016

$ 2,200 [tax fees]

 (h)

The Registrant's audit committee has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 1, 2017

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 1, 2017

* Print the name and title of each signing officer under his or her signature.